                                                                EXHIBIT 99(i)(a)


                                   SOUTHSIDE
                                  BANCSHARES
                                     CORP.



                                SECOND QUARTER
                              1995 INTERIM REPORT

Dear Shareholders:

     It gives me great pleasure to report that earnings through the first half of 1995 exceeded the first half of 1994, a year in which the Company established a new level of record earnings. Net income through the first six months of 1995 was $3,939,000, compared to $2,464,000 through the comparable period in 1994; however, 1995's earnings include the effects of two nonrecurring items, which resulted in after-tax net income of $1,370,000. Excluding the effects of these two items, 1995 earnings were $2,569,000, which is still $105,000 above 1994's record setting pace. Most encouraging about our rising income trend is that the majority of the increase is the result of an improved net interest margin, which is the core indicator of any Bank's financial success.

     As reflected on the Balance Sheet included in this report, total assets have declined by $18,000,000 from year end; however, after factoring in the $24,000,000 in assets sold as a part of the Bay-Hermann-Berger Bank transaction, the remaining four subsidiary banks have actually grown by $6,000,000 during the first half of the year. This equates to an annualized growth rate of approximately 2.5%. Our current objective is to achieve controlled growth over the next several months. Part of our strategy in selling the Bay-Hermann-Berger Bank was the belief that we could replace the assets sold within the existing framework of our other four subsidiary banks without increasing overhead expense.

     As always, I would like to offer my sincere thanks and appreciation to the dedicated staff, directors, loyal shareholders, customers and communities for their continued support.

Sincerely,


/s/ Thomas M. Teschner
Thomas M. Teschner
President and Chief Executive Officer

September 15, 1995

SOUTHSIDE BANCSHARES CORP. AND SUBSIDIARIES
      CONSOLIDATED BALANCE SHEETS
 (dollars in thousands, except share data)
              (unaudited)

                                                                  June 30,     December 31,
                  ASSETS                                            1995           1994
                                                                  --------     ------------
Cash and due from banks                                           $ 16,230       $ 19,028
Federal funds sold                                                  13,300          9,600
Investments in debt securities:
    Available-for-sale securities, at market value                  49,934         51,137
    Held-to-maturity securities, at amortized cost                 109,060        122,098
                                                                  --------       --------
      Total investments in debt securities                         158,994        173,235
                                                                  --------       --------

Loans, net of unearned discount                                    297,345        301,397
  Less allowance for possible loan losses                           (5,893)        (7,144)
                                                                  --------       --------
      Loans, net                                                   291,452        294,253
                                                                  --------       --------
Bank premises and equipment                                          9,762          9,516
Other assets                                                         9,380         11,486
                                                                  --------       --------
      TOTAL ASSETS                                                $499,118       $517,118
                                                                  ========       ========
      LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Non-interest-bearing demand                                     $ 57,010       $ 71,006
  Interest-bearing demand and savings                              180,349        198,346
  Time deposits                                                    207,022        198,741
                                                                  --------       --------
      Total deposits                                               444,381        468,093


Short-term borrowings                                                3,052          3,378
Debt of employee stock ownership plan                                2,987              -
Subordinated capital notes                                               -          4,190
Other liabilities                                                    3,999          3,455
                                                                  --------       --------
      Total liabilities                                            454,419        479,116
                                                                  --------       --------

Commitments and contingent liabilities
Shareholders' equity:
  Cumulative preferred stock, no par value, 1,000,000 shares
    authorized and unissued                                              -              -
  Common stock, $1 par value
    5,000,000 shares authorized,
    285,500 shares issued and outstanding in 1995 and
    259,144 shares issued and outstanding in 1994                      285            259
Surplus                                                              8,226          4,030
Unearned employee stock ownership plan shares                       (2,930)             -
Retained earnings                                                   39,395         35,890
Net unrealized holding losses on available-for-sale securities        (277)        (2,177)
                                                                  --------       --------
      Total shareholders' equity                                    44,699         38,002
                                                                  --------       --------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $499,118       $517,118
                                                                  ========       ========

SOUTHSIDE BANCSHARES CORP. AND SUBSIDIARIES
    CONSOLIDATED STATEMENTS OF INCOME
 (dollars in thousands, except share data)
              (unaudited)

                                                                            SIX MONTHS ENDED
                                                                      ---------------------------
                                                                      JUNE 30,           JUNE 30,            Percent
                                                                        1995               1994               Change
                                                                      --------           --------            -------
INTEREST INCOME:
  Interest and fees on loans                                           $13,191            $11,731              12%
  Interest on investments in debt securities:
    Taxable                                                              4,151              4,093               1
    Exempt from Federal income taxes                                       643                587              10
  Interest on short-term investments                                       290                218              33
                                                                       -------            -------             ---
      TOTAL INTEREST INCOME                                             18,275             16,629              10
                                                                       -------            -------             ---
INTEREST EXPENSE:
  Interest on interest-bearing demand and savings
    deposits                                                             2,938              2,517              17
  Interest on time deposits                                              5,178              4,311              20
  Interest on short-term borrowings                                        118                119              (1)
  Interest on debt of employee stock ownership plan                         55                  -               -
  Interest on subordinated capital notes                                   119                202             (41)
                                                                       -------            -------             ---
      TOTAL INTEREST EXPENSE                                             8,408              7,149              18
                                                                       -------            -------             ---
      NET INTEREST INCOME                                                9,867              9,480               4
Provision for possible loan losses                                          40                103             (61)
                                                                       -------            -------             ---
      NET INTEREST INCOME AFTER PROVISION
        FOR POSSIBLE LOAN LOSSES                                         9,827              9,377               5
                                                                       -------            -------             ---
NONINTEREST INCOME:
  Trust department                                                         467                444               5
  Service charges on deposit accounts                                      597                635              (6)
  Net gains (losses) on sale of other real estate
    owned and other foreclosed property                                   (130)               330            (139)
  Settlement of litigation                                               1,400                  -               -
  Gain on sale of Bay-Hermann-Berger Bank                                  825                  -               -
  Other                                                                    335                231              45
                                                                       -------            -------             ---
      TOTAL NONINTEREST INCOME                                           3,494              1,640             113
                                                                       -------            -------             ---
NONINTEREST EXPENSES:
  Salaries and employee benefits                                         3,492              3,647              (4)
  Net occupancy expense of bank premises                                   491                464               6
  Equipment                                                                521                358              46
  Data processing                                                          298                288               3
  Federal Deposit Insurance Corporation assessment                         544                637             (15)
  Attorney fees                                                            416                267              56
  Other real estate owned                                                  215                 43             400
  Other                                                                  1,932              1,939               -
                                                                       -------            -------             ---
      TOTAL NONINTEREST EXPENSES                                         7,909              7,643               3
                                                                       -------            -------             ---
      INCOME BEFORE FEDERAL INCOME TAX EXPENSE                           5,412              3,374              60
Federal income tax expense                                               1,473                910              62
                                                                       -------            -------             ---
      NET INCOME                                                       $ 3,939            $ 2,464              60
                                                                       =======            =======            ====
SHARE DATA:
      Earnings per common share                                        $ 15.01            $  9.51              58
                                                                       =======            =======            ====
      Dividends paid per common share                                  $  1.65            $  0.60             175
                                                                       =======            =======            ====
      Average common shares outstanding                                262,305            259,144               1
                                                                       =======            =======            ====


                                                                                (dollars in thousands)

                                                                    JUNE 30,           December 31,     June 30,
                ASSET QUALITY                                         1995                 1994           1994
                                                                    --------           ------------     --------
Nonaccrual loans                                                     $2,212               $2,829         $ 5,187
Loans past due ninety days and still accruing interest                1,120                2,419           2,819
Restructured loans                                                      --                   --               76
                                                                     ------               ------         -------
    TOTAL NONPERFORMING LOANS                                         3,332                5,248           8,082
Other real estate owned                                               1,323                1,833           2,628
                                                                     ------               ------         -------
    TOTAL NONPERFORMING ASSETS                                       $4,655               $7,081         $10,710
                                                                     ======               ======         =======

                                                                  SIX MONTHS         Twelve Months    Six Months
                                                                    ENDED                Ended           Ended
                                                                   JUNE 30,           December 31,      June 30,
               SELECTED RATIOS                                    1995 /(1)/             1994          1994 /(1)/
                                                                 ------------        -------------    ------------
Loans to deposits                                                    66.91%               64.39%          61.53%
Allowance for possible loan losses to total loans                     1.98                 2.37            2.76
Allowance for possible loan losses as % nonperforming loans         176.86               136.13           98.75
Total nonperforming loans as % of total loans                         1.12                 1.74            2.80
Nonperforming assets as % of total assets                             0.93                 1.37            2.07

Return on average assets                                              1.57/(2)/            0.97            0.95
Return on average shareholders' equity                               19.11/(2)/           13.48           13.37
Net interest margin on average interest-
   earning assets                                                     4.42                 4.27            4.14
Tier I leverage capital to adjusted total
   consolidated assets less intangibles                               8.98                 7.68            7.18
Tier I capital to risk-weighted assets                               14.57                12.73           12.34
Total capital to risk-weighted assets                                15.83                15.33           14.99

(1) Statistical information is annualized where applicable.
(2) Annualized information includes gain on the sale of Bay-Hermann-Berger Bank and the net litigation settlement. Excluding the after-tax effect of these two nonrecurring items, the return on average assets and shareholders' equity would have been 1.03% and 12.47%, respectively.


COMMON STOCK - MARKET PRICE AND DIVIDENDS

   The table below sets forth the high and low closing trade prices of the Company's common stock for the periods presented. The Company's common stock is traded on the National Association of Company Securities Dealers, Inc./SmallCap Market System ("NASDAQ/SCM") under the symbol SBCO. Accordingly, the information included below represents the high and low bid prices of the common stock reported on NASDAQ/SCM.

                                                         Book                      Dividends Paid
                      High Bid    Low Bid     Close      Value     Market/Book    Per Common Share
                      --------    -------    -------    -------    -----------    ----------------
2nd  Quarter- 1995     $170.00    $170.00    $170.00    $167.52      101.48%           $1.00
1st  Quarter- 1995      160.00     160.00     160.00     159.59      100.26             0.65

4th  Quarter- 1994      160.00     160.00     160.00     146.64      109.11             0.65
3rd  Quarter- 1994      165.00     165.00     165.00     145.36      113.51             0.55
2nd  Quarter- 1994      165.00     165.00     165.00     142.39      115.88             0.30
1st  Quarter- 1994      180.00     180.00     180.00     139.87      128.69             0.30

SOUTHSIDE BANCSHARES CORP.
------------------------------------------------------------

BOARD OF DIRECTORS

Howard F. Etling, Chairman of the Board
Thomas M. Teschner, President and Chief Executive Officer
Richard F. Baalmann
Joseph W. Beetz
Ralph Crancer, Jr.
Douglas P. Helein
Charles F. Herwig
Earle J. Kennedy, Jr.
Norville K. McClain
Daniel J. Queen
Richard G. Schroeder, Sr.

OFFICERS

Thomas M. Teschner, President and Chief Executive Officer
Joseph W. Pope, Sr. Vice President & Chief Financial Officer
David J. Abeln, Vice President/Investments
Steven D. Voss, Vice President and Auditor
Nanette M. Beller, Assistant Auditor
Joanne M. Schneider, Secretary to the Board
Laura L. Thomas, Assistant Secretary to the Board

AFFILIATE BANKS

South Side National Bank in St. Louis
State Bank of DeSoto
Bank of Ste. Genevieve
Bank of St. Charles County

CORPORATE HEADQUARTERS

Southside Bancshares Corp.
3606 Gravois Avenue
St. Louis, Missouri 63116
(314) 776-7000

COMMON STOCK

NASDAQ National Market System: SBCO/(1)/

(1) Generally appears as SthsdBnc in the Saint Louis Post Dispatch Newspaper's NASDAQ Small-Cap Stocks Table.

TRANSFER AGENT

Boatmen's Trust Company
510 Locust Street
St. Louis, Missouri 63101
(314) 466-1359 or (800) 456-9852